MERRILL LYNCH
PHOENIX
FUND, INC.






FUND LOGO






Annual Report

July 31, 1995




Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Harry Woolf, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Robert J. Martorelli, Vice President and
     Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863











This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix Home Life Mutual Life Insurance Company or any of its subsidiaries or affiliates, including The Phoenix Series Fund.

Merrill Lynch
Phoenix Fund, Inc.
Box 9011
Princeton, NJ
08543









MERRILL LYNCH PHOENIX FUND, INC.


DEAR SHAREHOLDER


In the July quarter, economic data generally showed evidence of slowing activity. Gross domestic product growth for the first three months of 1995 was reported at 2.7%, the weakest showing in the past 18 months. Other signs of a sluggish economy included lackluster durable goods orders, slowing growth in the manufacturing sector, and three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence which has often (but not always) forecast recessions. As a result, concerns arose that the economic "soft landing" could turn into an actual recession. However, at the same time there were also expectations that a few months of very slow or zero growth would be followed by a pickup in economic activity later in the year. This view was supported by the stronger-than-expected employment data for June and an upward revision in May's employment figures, as well as improving housing activity measures and consumer confidence surveys.

Thus far in 1995, economic developments have been very positive for the US stock and bond markets, and most US stock market averages recently have attained record levels. In contrast, the US dollar has been persistently weak, especially relative to the yen. Following the Federal Reserve Board's cut in short-term interest rates in early July, continued signs of a moderating expansion and well-contained inflationary pressures could provide further assurance that the peak in US interest rates is behind us, creating a stronger foundation for higher stock and bond prices. On the other hand, indications of reaccelerating growth and increasing inflationary pressures would likely suggest that higher interest rates are on the horizon, a negative development for the US financial markets. The outcome of the current deliberations on reducing the Federal budget deficit will also play a role in the investment outlook for the US capital markets.

Portfolio Matters
Although US stock prices continued to climb to higher levels during the July quarter, we were able to find new investment opportunities for Merrill Lynch Phoenix Fund, Inc. As a result, during the quarter the Fund's cash and cash equivalents decreased from 13.9% of net assets to 8.5% as we invested in a variety of technology, financial and electrical equipment companies.

Despite the sharp advance in share prices in the technology sector, we identified and invested in two undervalued technology companies during the July quarter: Tandem Computers, Inc. and Cyrix Corp. Tandem's share price was driven down to very attractive levels when the company announced its second-quarter earnings would be lower than originally forecast. A manufacturer of fault-tolerant computer systems and networking products, Tandem has reported poor results primarily because of its inflated cost structure relative to its peers. We believe current valuations for Tandem's shares are attractive, given the company's recent attempts to bring these costs in line, its dominant market position, good balance sheet and new product introductions.

Cyrix Corp. is a leading manufacturer of microprocessors. Results have been hurt recently by the company's transition from slower 486 chips to faster Pentium models. We were attracted to the company's specialty business (only a handful of companies have the expertise to manufacture microprocessors), good balance sheet and significant earnings leverage relative to any increase in sales. While we expect the next few quarters to be challenging, continuing strong computer demand should lead to improved earnings results in subsequent quarters.

Financial stocks in general also performed well in the July quarter. However, we found an undervalued investment opportunity in the shares of Roosevelt Financial Group Inc., a thrift holding company headquartered in St. Louis, Missouri. The company has grown by acquiring deposits inexpensively. A more competitive deposit environment, as well as the announcement that Roosevelt Financial had to restate first-quarter 1995 earnings to reflect unrealized losses on its investment portfolio, led to share price weakness. We were attracted to the company's historic growth rate, inexpensive valuation relative to its earnings and high franchise value in Missouri.

Corning Inc. shares have recently come under pressure following the bankruptcy filing of its affiliate, Dow Corning, a manufacturer of breast implants. The company has a dominant market share in a number of businesses including optical fiber and clinical laboratory services. We believe that Corning will eventually undertake a restructuring that will focus on higher-growth businesses and divert resources from its worst-performing areas, thereby enhancing shareholder returns.

In the past several reports to shareholders, we have discussed the elimination of the Fund's smaller non-core holdings. This process continued during the July quarter with the sales of our investments in Telemundo Group, Inc., Storage Technology Corporation, Applied Immune Sciences, Inc. and National Auto Credit, Inc. We used the proceeds from these sales to add to existing undervalued positions.

Two major changes took place in the Fund's high-yield holdings during the July quarter. We have held the common stock and bonds of Computervision Corporation, a maker of CAD/CAM software, in the portfolio for some time now. During the quarter it became evident to us that the current management had done a good job in turning the company around and a brighter future was ahead. We decided to sell Computervision bond holdings, which provide limited upside potential, and deploy the proceeds into the common stock. Subsequent to this decision, the company has won a number of large contracts and has posted good earnings results. We remain positive on the outlook for Computervision.

Fiscal Year in Review
In our July 31, 1994 report to shareholders, we stated that environmental stocks would be an area of focus for Merrill Lynch Phoenix Fund, Inc. During the course of the fiscal year, this group provided us with mixed results. Laidlaw, Inc. and TETRA Technologies, Inc. were big contributors to Fund performance, while gains in WMX Technologies, Inc., Attwoods PLC and Allwaste Inc. were more modest. Since the economy is currently slowing, and environmental stocks tend to perform cyclically, we have dramatically cut back our exposure to this group. Even though the slowing economy made it difficult to invest in operationally troubled issuers and obtain significant returns, we did manage to have a number of securities positively contribute to Fund performance. Leaseway Transportation Corp. was the subject of a takeover, and two technology stocks, Computervision Corporation and Cognos, Inc., dramatically appreciated. On the negative side, we established relatively large positions in the retail sector at the beginning of the year but these holdings hurt our performance. We continue to believe the consolidation occurring within this industry has positive implications for the long term.

During the course of the fiscal year, the Fund's bond exposure grew from approximately 10% of net assets to 14.9% as of July 31, 1995. Periodic price declines within this sector, which were caused by the volatile economic environment, depressed prices to very attractive levels. Currently, the interest rate spread between US Government bonds and lower-tier high-yield issues is at a historically wide level. Within this environment, we anticipate maintaining the Fund's exposure at current, or slightly higher, levels.

Finally, Fund assets grew by over 20% during the fiscal year. To date, we have adjusted to the Fund's increased size by concentrating our research efforts on larger-capitalization companies. As the Fund expands, we expect to continue to find new investment opportunities among larger-capitalization companies.

In Conclusion
We thank you for your investment in Merrill Lynch Phoenix Fund, Inc., and we look forward to serving your investment needs throughout the Fund's new fiscal year and beyond.

Sincerely,






(Arthur Zeikel)
Arthur Zeikel
President







(Robert J. Martorelli)
Robert J. Martorelli
Vice President and Portfolio Manager



September 6, 1995






PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs and the "Recent Performance Results" table on pages 4 and 5. Performance data for the Fund's Class A and Class B Shares are presented in the "Performance Summary" and "Average Annual Total Return" tables on pages 4 and 6. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended July 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

PERFORMANCE DATA


Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to the growth of an investment in the S&P 500 Index. Beginning and ending values are:


                                        7/85           7/95

ML Phoenix Fund++--
Class A Shares*                       $ 9,475        $10,000

S&P 500 Index++++                     $10,000        $40,816



A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to the growth of an investment in the S&P 500 Index. Beginning and ending values are:


                                     10/21/88**        7/95

ML Phoenix Fund++--
Class B Shares*                       $10,000        $21,488

S&P 500 Index++++                     $10,000        $24,452


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Phoenix Fund, Inc. invests in a diversified portfolio of equity and fixed-income securities, including municipal securities, of issues in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers.
++++This unmanaged broad-based Index is comprised of common stocks.

    Past performance is not predictive of future performance.




Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/95                        +12.64%        + 6.73%
Five Years Ended 6/30/95                  +13.68         +12.46
Ten Years Ended 6/30/95                   +14.70         +14.09

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/95                        +11.52%        + 7.52%
Five Years Ended 6/30/95                  +12.50         +12.50
Inception (10/21/88) through 6/30/95      +11.47         +11.47

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to the growth of an investment in the S&P 500 Index. Beginning and ending values are:



                                     10/21/94**        7/95

ML Phoenix Fund++--
Class C Shares*                       $10,000        $10,999

ML Phoenix Fund++--
Class D Shares*                       $ 9,475        $10,585

S&P 500 Index++++                     $10,000        $12,344

[FN]
   *Assuming transaction costs and other operating expenses,
    including advisory fees.
  **Commencement of Operations.
  ++ML Phoenix Fund, Inc. invests in a diversified portfolio of equity and fixed-income securities, including municipal securities, of issues in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers.
++++This unmanaged broad-based Index is comprised of common stocks.
    Past performance is not predictive of future performance.



Aggregate Total Return


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94)
through 6/30/95                            +6.91%         +5.91%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 6/30/95                            +7.56%         +1.91%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Recent Performance Results
                                                                                 12 Month      3 Month
                                               7/31/95   4/30/95    7/31/94++    % Change++    % Change
ML Phoenix Fund Class A Shares*                 $13.44    $12.13     $13.31       + 7.25%(1)    +10.80%
ML Phoenix Fund Class B Shares*                  13.12     11.87      13.02       + 7.15(1)     +10.53
ML Phoenix Fund Class C Shares*                  13.07     11.83      12.31       + 9.28(2)     +10.48
ML Phoenix Fund Class D Shares*                  13.43     12.13      12.57       + 9.90(2)     +10.72
Dow Jones Industrial Average**                4,708.47  4,321.27   3,764.50       +25.08        + 8.96
Standard & Poor's 500 Index**                   562.06    514.71     458.26       +22.65        + 9.20
ML Phoenix Fund Class A Shares--Total Return*                                     +13.91(3)     +10.80
ML Phoenix Fund Class B Shares--Total Return*                                     +12.83(4)     +10.53
ML Phoenix Fund Class C Shares--Total Return*                                     +10.99(5)     +10.48
ML Phoenix Fund Class D Shares--Total Return*                                     +11.72(6)     +10.72
Dow Jones Industrial Average--Total Return**                                      +28.54        + 9.65
Standard & Poor's 500 Index--Total Return**                                       +26.06        + 9.94

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates. ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.729 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.314 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.777 per share ordinary income dividends and $0.729 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.657 per share ordinary income dividends and $0.729 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.172 per share ordinary income dividends and $0.314 per share capital gains distributions.
(6)Percent change includes reinvestment of $0.186 per share ordinary income dividends and $0.314 per share capital gains distributions.



PERFORMANCE DATA (concluded)

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid*  % Change**
11/1/82--12/31/82                  $ 9.35      $ 9.60          --             --          + 2.67%
1983                                 9.60       11.69       $ 0.470         $0.370        +31.05
1984                                11.69       10.65         1.520          0.620        + 9.93
1985                                10.65       12.00         0.980          0.710        +30.28
1986                                12.00       12.39         1.010          0.610        +16.92
1987                                12.39       10.50         1.551          0.676        + 0.95
1988                                10.50       11.78         1.790          0.329        +33.18
1989                                11.78       12.49         0.428          0.508        +13.87
1990                                12.49        8.08         1.623          0.396        -20.66
1991                                 8.08        9.90         0.645          0.494        +37.01
1992                                 9.90       11.73         0.057          0.670        +26.69
1993                                11.73       13.45         0.820          0.826        +29.54
1994                                13.45       11.15         0.729          0.777        - 6.48
1/1/95--7/31/95                     11.15       13.44          --             --          +20.54
                                                            -------         ------
                                                      Total $11.623   Total $6.986

                                                  Cumulative total return as of 7/31/95: +593.69%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid*  % Change**
10/21/88--12/31/88                 $11.96      $11.77        $0.086         $0.144        + 0.35%
1989                                11.77       12.45         0.428          0.409        +12.78
1990                                12.45        8.06         1.623          0.271        -21.54
1991                                 8.06        9.83         0.645          0.429        +35.66
1992                                 9.83       11.55         0.057          0.639        +25.37
1993                                11.55       13.24         0.820          0.661        +28.23
1994                                13.24       10.95         0.729          0.657        - 7.40
1/1/95--7/31/95                     10.95       13.12          --             --          +19.82
                                                             ------         ------
                                                       Total $4.388   Total $3.210

                                                  Cumulative total return as of 7/31/95: +114.88%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

SCHEDULE OF INVESTMENTS
                            Face Amount/                                                                  Value     Percent of
Industry                    Shares Held               Investments                          Cost         (Note 1a)   Net Assets
Discount to Assets

Cable                           700,000    Comcast Corporation--Special (Class A)      $ 11,502,469     $ 14,087,500      1.9%


Day-Care Centers                700,000  ++Kinder-Care Learning Centers, Inc.             8,607,500        9,012,500      1.2


                                           Total Discount to Assets                      20,109,969       23,100,000      3.1



Earnings Turnarounds

Airlines                      1,015,000  ++Mesa Airlines, Inc.                            6,532,660       11,038,125      1.5


Apparel & Textile               657,600  ++Burlington Industries, Inc.                    7,635,000        8,220,000      1.1


Auto & Truck                    475,000    Federal--Mogul Corp.                           8,405,076       10,153,125      1.4


Banking & Financial             900,000  ++California Federal Bank, FSB                   8,884,347       12,487,500      1.7
                                130,000  ++California Federal Bank, FSB Goodwill
                                             Certificates                                   500,634          650,000      0.1
                                120,000    Glendale Federal Savings Bank (8.75%
                                             Convertible, Series E)                       3,000,000        4,470,000      0.6
                                500,000    Roosevelt Financial Group Inc.                 8,371,804        7,687,500      1.0


Communications                1,295,000  ++Century Communications Corp.++++              10,337,093       11,331,250      1.5


Computer Related                260,000  ++Cyrix Corp.                                    6,033,128        5,947,500      0.8

Computers &                   1,700,000  ++Tandem Computers, Inc.                        22,288,616       22,312,500      3.0
Peripherals                     500,000  ++Western Digital Corp.                          7,212,222        9,687,500      1.3


Consumer Products             1,500,000    The Topps Co., Inc.                           10,330,067        9,187,500      1.2


Energy Related                  361,000    Nowsco Well Service Ltd.                       3,267,348        3,752,188      0.5
                                632,600  ++Total Petroleum (North America) Ltd.           6,615,780        7,353,975      1.0


Environmental                 2,382,600  ++Allwaste Inc.++++                             12,367,136       13,402,125      1.8
                                930,000  ++Matrix Service Co.++++                         8,370,557        3,255,000      0.4
                                153,500  ++Rollins Environmental Services, Inc.             734,135          748,313      0.1
                                760,000  ++TETRA Technologies, Inc.++++                   5,271,282        9,120,000      1.2


Health Care                     685,000  ++The Liposome Company Inc.                      3,996,246        7,192,500      1.0
                                868,800  ++NeoRx Corp.++++                                5,703,790        4,669,800      0.6


Home Builders                 1,326,800  ++NVR, Inc.++++                                  8,912,598        9,287,600      1.2
                                 53,828    NVR, Inc. (Warrants)(a)                          235,498           40,371      0.0


Leisure &                     1,625,000  ++CST Entertainment Imaging, Inc. ++++           3,593,312        1,625,000      0.2
Entertainment                   900,000  ++CST Entertainment Imaging, Inc. +++++++          675,000          675,000      0.1


Manufacturing                   879,400  ++Lamson & Sessions Co.++++                      4,853,150        5,826,025      0.8


Oil & Gas                       253,300  ++Ranchmen's Resources Ltd.                      1,034,460        1,085,439      0.1


Oil Services                    239,025  ++Computalog Ltd.                                1,962,718        1,133,233      0.1
                                500,000  ++Rowan Companies, Inc.                          3,613,500        3,625,000      0.5
                                653,000  ++Weatherford International, Inc.                4,942,750        8,325,750      1.1


Paper & Packaging               106,562  ++Gaylord Container Corp.                          226,434        1,238,783      0.2
                                233,428    Gaylord Container Corp. (Warrants)(a)            464,255        2,392,637      0.3



SCHEDULE OF INVESTMENTS (continued)
                            Shares Held/                                                                  Value     Percent of
Industry                    Face Amount               Investments                          Cost         (Note 1a)   Net Assets
Earnings Turnarounds (concluded)

Precision                       300,000  ++Esterline Technology Corp.                  $  2,695,398     $  7,012,500      0.9%
Instruments


Printing &                    2,000,000  ++National Education Corp.++++                   9,816,118       10,750,000      1.4
Publishing


Restaurants                     965,519  ++Houlihan's Restaurant Group,
                                             Inc. (b)++++                                 3,468,750        8,568,981      1.1


Retail                        1,300,000    CML Group, Inc.                               11,732,647       10,887,500      1.5
                                700,000    The Limited, Inc.                             12,846,702       14,350,000      1.9
                                261,215  ++National Convenience Stores Inc.               4,217,295        3,461,099      0.5
                                 90,000    National Convenience Stores Inc.
                                             (Warrants)(a)                                  342,873          168,750      0.0
                              2,000,000  ++Service Merchandise Company, Inc.             10,966,680       14,000,000      1.9


Ship Building                    72,000  ++Bremer, Vulkan, Verbund AG                     3,784,727        4,129,695      0.5


                                           Total Earnings Turnarounds                   236,241,786      271,249,764     36.1



Financial Restructuring

Aerospace &                   2,360,000  ++Ladish Co., Inc.                               2,864,038          708,000      0.1
Industrial Products


Airlines                   $ 18,475,000  ++Continental Airlines Holdings,
                                             Inc., Secured Equipment Trust
                                             Certificates, 12.125% due
                                             4/15/1996                                    2,060,516        2,494,125      0.3


Chemicals                       360,000  ++Specialty Chemical Resources, Inc.++++         3,579,642        1,575,000      0.2


Computers &                     424,800  ++Concurrent Computer Corp.                        661,900          836,346      0.1
Peripherals

Consumer Products          $  6,700,000  ++Polly Peck International Finance
                                             N.V., Convertible Preferred
                                             Shares, 7.25% due 1/04/2005                    241,200          268,000      0.0


Energy                           65,945  ++Great Bay Power Corp. (c)                      2,215,547          511,074      0.1


Engineering                     431,144    EMCOR Group, Inc. (d)                          2,211,518        3,233,580      0.4


Financial                       145,000  ++First City Financial Corp., Non-
                                           Convertible Preferred Stock                    3,653,768        3,045,000      0.4


Industrial Services           1,633,200  ++Anacomp, Inc.                                  4,395,647        1,326,975      0.2
                           $ 19,500,000  ++Anacomp, Inc., Senior Subordinated
                                             Notes, 15.00% due 11/01/2000                13,727,813       15,112,500      2.0
                                 60,337    Anacomp, Inc. (Warrants)(a)                      131,233           26,397      0.0


Leisure &                     3,600,000  ++TMM, Inc.                                      3,276,000        1,687,500      0.2
Entertainment


Real Estate                $ 14,826,000  ++Olympia & York Maiden Lane Finance
                                             Corp., Secured Notes, 10.375% due
                                             12/31/1995                                   7,826,914        7,264,740      1.0
                                625,000  ++Resurgence Properties Inc.++++                 5,468,750        5,000,000      0.7



SCHEDULE OF INVESTMENTS (continued)
                            Shares Held/                                                                  Value     Percent of
Industry                    Face Amount               Investments                          Cost         (Note 1a)   Net Assets
Financial Restructuring (concluded)

Retail                        1,190,420  ++Lamonts Apparel, Inc.++++                   $  3,222,815     $    446,408      0.1%
                                443,361  ++Zale Corp. Litigation Limited Partner-
                                             ship Shares                                          0                0      0.0


Textiles                   $  2,000,000    The Bibb Company, Senior Subordinated
                                             Notes, 13.875% due 8/01/1999                   745,000          760,000      0.1
                           $  2,000,000    The Bibb Company, Senior Subordinated
                                             Notes, 14.00% due 10/01/1999                   798,750          800,000      0.1


                                           Total Financial Restructuring                 57,081,051       45,095,645      6.0


High Yield

Energy                     $  7,000,000    WRT Energy Corp., Senior Notes, 13.875%
                                             due 3/01/2002 (e)                            7,000,000        6,860,000      0.9


Engineering                $  4,764,800    EMCOR Group, Inc., A Notes, 7.00% due
                                             12/15/1997(d)                                4,576,876        4,514,648      0.6
                           $  1,801,300    EMCOR Group, Inc., C Notes, 11.00% due
                                             12/15/2001(d)                                1,777,465        1,269,917      0.2
                           $  1,387,500    Sellco Corp., 12.00% due 12/15/2004(d)           170,170          187,312      0.0


Home Builders              $  4,100,000  ++Baldwin Homes, 10.375% due 8/01/2003           2,624,000        2,378,000      0.3
                           $  8,000,000    MDC Holdings, Inc., Senior Notes, 11.125%
                                             due 12/15/2003                               6,780,000        7,300,000      1.0


Leisure &                  $  8,500,000    Bally's Health & Tennis Corporation,
Entertainment                                Senior Subordinated Notes, 13.00% due
                                             1/15/2003                                    6,781,875        7,671,250      1.0
                           $ 12,000,000    Genmar Holdings, Inc., Senior
                                             Subordinated Notes, 13.50% due
                                             7/15/2001                                   12,000,000       11,910,000      1.6
                                330,000    Live Entertainment Inc., 5.00%
                                             Convertible Preferred (Series B)             1,546,875        1,732,500      0.2
                           $  7,500,000    Live Entertainment Inc., Senior
                                             Subordinated Notes, 12.00% due 3/23/1999     5,643,750        5,475,000      0.7
                           $  6,377,000    Riviera Holdings Corp., First Mortgage
                                             Bonds, 11.00% due 12/31/2002                 5,123,833        6,185,690      0.8
                           $  5,000,000    Trump Castle Funding Inc., 11.75% due
                                             11/15/2003                                   3,110,097        4,050,000      0.5
                           $  7,605,000    U.S. Trails, Inc., Secured Notes,
                                             12.00% due 7/15/1998                         5,346,125        5,171,400      0.7


Printing &                 $  4,112,000    San Jacinto Holdings Inc., Senior
Publishing                                   Subordinated Notes, 8.00% due 12/31/2000     3,125,120        3,125,120      0.4


Real Estate                $  3,300,000    Granite Development Partners L.P., Senior
                                             Notes (Series B), 10.83% due 11/15/2003      2,986,500        2,805,000      0.4


Telecommunications         $  5,910,000    Scott Cable, Subordinated Debentures,
                                             12.25%due 4/15/2001                          4,626,300        4,018,800      0.5

Transportation             $  7,500,000    Tiphook Finance Corp., Unsecured
                                             Guaranteed Notes, 10.75% due 11/01/2002      5,787,500        6,300,000      0.8


                                           Total High Yield                              79,006,486       80,954,637     10.6



SCHEDULE OF INVESTMENTS (continued)
                            Face Amount/                                                                  Value     Percent of
Industry                    Shares Held               Investments                          Cost         (Note 1a)   Net Assets
Operational Restructuring

Apparel &                       717,000  ++Texfi Industries, Inc.++++                  $  3,857,425     $  1,971,750      0.3%
Textile


Banking &                       500,000    Student Loan Marketing Association            19,895,502       26,937,500      3.6
Financial


Cable                           637,000  ++Cox Communications Inc. (Class A)             10,553,796       12,899,250      1.7


Computer Software               835,000  ++Borland International, Inc.                    7,615,421       10,333,125      1.4
& Services                    2,000,000  ++Computervision Corporation                     6,929,960       21,000,000      2.8


Computers &                   1,400,000  ++Amdahl Corp.                                  14,218,668       13,912,500      1.9
Peripherals                     700,000  ++Unisys Corp.                                   7,105,815        6,212,500      0.8


Diversified                   1,600,000  ++ADT Limited (ADR)*                            13,786,872       19,200,000      2.6
                                300,000    Corning Inc.                                   9,873,788        9,600,000      1.3
                              1,350,000  ++National Patent Development Corp.++++          4,945,938        2,362,500      0.3
                                540,500  ++TPI Enterprises, Inc.                          3,042,032        2,128,219      0.3


Electronics                   4,813,587  ++Automated Security (Holdings)
                                             PLC (ADR)*                                  16,190,133        6,016,984      0.8

Health Care                   1,861,900  ++Applied Bioscience International
                                             Inc.++++                                     9,584,260        8,844,025      1.2
                                469,200    Community Psychiatric Centers, Inc.            5,091,206        5,982,300      0.8
                            $ 5,850,000    ICN Pharmaceuticals, Inc., Convertible
                                             Subordinated Notes, 8.50% due
                                             11/15/1999                                   5,850,000        6,054,750      0.8
                              3,069,000  ++Unilab Corp++++                               14,047,518       13,618,687      1.8


Insurance                     2,899,500    Reliance Group Holdings, Inc.                 18,873,902       18,846,750      2.5
                                750,000  ++Southwestern Life Insurance Corp.              4,073,196          656,250      0.1


Metals & Mining                  15,625    Freeport-McMoRan Copper & Gold, Inc              338,594          416,016      0.1
                                550,000    Freeport-McMoRan, Inc.                         1,918,263        2,750,000      0.4
                                385,953    Freeport-McMoRan, Inc. (Class B)               7,157,545       10,420,731      1.4


Oil & Gas                       950,000    USX Corp.--Marathon Group, Inc.               16,580,900       19,118,750      2.6


Retail                          700,000    Kmart Corp.                                   10,392,960       11,025,000      1.5
                              1,000,000  ++Price/Costco, Inc.                            14,896,053       17,875,000      2.4
                              1,100,000    Woolworth Corp.                               16,832,486       17,187,500      2.3


                                           Total Operational Restructuring              243,652,233      265,370,087     35.7


                                           Total Investments                            636,091,525      685,770,133     91.5



SCHEDULE OF INVESTMENTS (concluded)
                                Face                                                                      Value     Percent of
                               Amount            Short-Term Investments                    Cost         (Note 1a)   Net Assets
Commercial Paper**        $  13,495,000    General Electric Capital Corp., 5.80%
                                           due 8/01/1995                              $  13,495,000    $  13,495,000      1.8%


                                           Total Commercial Paper                        13,495,000       13,495,000      1.8

US Government &              45,000,000    Federal National Mortgage Association,
Agency Obligations**                       5.63% due 8/15/1995                           44,901,475       44,901,475      6.0


                                           Total US Government & Agency Obligations      44,901,475       44,901,475      6.0


                                           Total Short-Term Investments                  58,396,475       58,396,475      7.8


Total Investments                                                                      $694,488,000      744,166,608     99.3
                                                                                       ============
Other Assets Less Liabilities                                                                              5,139,773      0.7
                                                                                                        ------------    ------
Net Assets                                                                                              $749,306,381    100.0%
                                                                                                        ============    ======


   *American Depositary Receipts (ADR).
  **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (b)Formerly Gilbert/Robinson Restaurants, Inc.
 (c)Received in exchange for EUA Power Corp., Series B, 17.50% due 5/15/1993 and EUA Power Corp., Series C, 17.50% due 11/5/1992.
 (d)Received in exchange for JWP Inc., 9.10% due 3/06/2002, JWP Inc., 9.95% due 11/15/2004 and JWP Inc., 10.25% due 12/01/1998.
 (e)Each $1,000 face amount contains 8 warrants of WRT Energy Corp. ++Non-income producing security.
++++Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                     Net Share      Net     Dividend
    Industry                  Affiliate                               Activity      Cost     Income
    Apparel & Textile         Texfi Industries, Inc.                          0  $         0    (1)
    Chemicals                 Specialty Chemical Resources, Inc.              0            0    (1)
    Communications            Century Communications Corp.              533,700    4,444,087    (1)
    Diversified               National Patent Development Corp.               0            0    (1)
    Environmental             Allwaste Inc.                           1,455,100    7,732,376    (1)
    Environmental             Matrix Service Co.                              0            0    (1)
    Environmental             TETRA Technologies, Inc.                  (40,000)    (305,000)   (1)
    Health Care               Applied Bioscience International Inc.     688,600    3,516,816    (1)
    Health Care               NeoRx Corp.                                43,800      235,425    (1)
    Health Care               Unilab Corp.                            2,094,000    8,718,529    (1)
    Home Builders             NVR, Inc.                               1,326,800    8,912,598    (1)
    Leisure & Entertainment   CST Entertainment Imaging, Inc.           900,000      675,000    (1)
    Manufacturing             Lamson & Sessions Co.                     179,400      958,820    (1)
    Printing & Publishing     National Education Corp.                  875,500    3,256,078    (1)
    Real Estate               Resurgence Properties, Inc.                     0            0    (1)
    Restaurants               Houlihan's Restaurant Group, Inc.         965,519    3,468,750    (1)
    Retail                    Lamont's Apparel, Inc                           0            0    (1)

    Total                                                                        $41,613,479
                                                                                 ===========


 (1)Non-income producing security.
 +++Restricted security as to resale. The value of the Fund's investment in restricted securities was $675,000, representing .09% of net assets.

                                                                                     Value
    Issue                     Acquisition Date                           Cost      (Note 1a)
    CST Entertainment
     Imaging, Inc.            3/17/1995                                $675,000     $675,000

    Total                                                              $675,000     $675,000
                                                                       ========     ========


    See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of July 31, 1995
Assets:             Investments, at value (identified cost--$694,488,000)
                    (Note 1a)                                                                              $ 744,166,608
                    Cash                                                                                       1,091,925
                    Receivables:
                      Securities sold                                                     $  10,083,916
                      Capital shares sold                                                     1,745,927
                      Interest                                                                1,891,795
                      Dividends                                                                   2,344       13,723,982
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1f)                                         153,024
                                                                                                           -------------
                    Total assets                                                                             759,135,539
                                                                                                           -------------

Liabilities:        Payables:
                      Securities purchased                                                    7,318,390
                      Capital shares redeemed                                                 1,106,211
                      Investment adviser (Note 2)                                               611,632
                      Distributor (Note 2)                                                      361,635        9,397,868
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       431,290
                                                                                                           -------------
                    Total liabilities                                                                          9,829,158
                                                                                                           -------------


Net Assets:         Net assets                                                                             $ 749,306,381
                                                                                                           =============


Net Assets          Class A Shares of Common Stock, $0.10 par value, 50,000,000
Consist of:         shares authorized                                                                      $   2,129,814
                    Class B Shares of Common Stock, $0.10 par value, 50,000,000
                    shares authorized                                                                          3,162,753
                    Class C Shares of Common Stock, $0.10 par value, 50,000,000
                    shares authorized                                                                             90,084
                    Class D Shares of Common Stock, $0.10 par value, 50,000,000
                    shares authorized                                                                            270,955
                    Paid-in capital in excess of par                                                         669,670,896
                    Undistributed investment income--net                                                       2,926,373
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                21,376,898
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         49,678,608
                                                                                                           -------------
                    Net assets                                                                             $ 749,306,381
                                                                                                           =============


Net Asset Value:    Class A--Based on net assets of $286,257,848 and 21,298,138
                    shares outstanding                                                                     $       13.44
                                                                                                           =============
                    Class B--Based on net assets of $414,885,911 and 31,627,532
                    shares outstanding                                                                     $       13.12
                                                                                                           =============
                    Class C--Based on net assets of $11,774,542 and 900,838
                    shares outstanding                                                                     $       13.07
                                                                                                           =============
                    Class D--Based on net assets of $36,388,080 and 2,709,547
                    shares outstanding                                                                     $       13.43
                                                                                                           =============

                    See Notes to Financial Statements.

Statement of Operations for the Year Ended July 31, 1995
Investment          Interest and discount earned                                                           $  11,660,038
Income              Dividends (net of $111,349 foreign withholding tax)                                        5,431,746
(Notes 1d & 1e):    Other income                                                                                 550,471
                                                                                                           -------------
                    Total income                                                                              17,642,255
                                                                                                           -------------


Expenses:           Investment advisory fees (Note 2)                                     $   6,445,583
                    Account maintenance and distribution fees--Class B (Note 2)               3,712,868
                    Transfer agent fees--Class B (Note 2)                                       845,611
                    Transfer agent fees--Class A (Note 2)                                       502,200
                    Printing and shareholder reports                                            293,980
                    Accounting services (Note 2)                                                156,114
                    Registration fees (Note 1f)                                                 121,884
                    Professional fees                                                           105,427
                    Custodian fees                                                               55,525
                    Directors' fees and expenses                                                 53,498
                    Account maintenance and distribution fees--Class C (Note 2)                  48,373
                    Account maintenance fees--Class D (Note 2)                                   42,023
                    Transfer agent fees--Class D (Note 2)                                        37,038
                    Transfer agent fees--Class C (Note 2)                                        12,721
                    Other                                                                        17,345
                                                                                          -------------
                    Total expenses                                                                            12,450,190
                                                                                                           -------------
                    Investment income--net                                                                     5,192,065
                                                                                                           -------------


Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       44,288,326
(Loss) on             Foreign currency transactions--net                                        (21,399)      44,266,927
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions          Investments--net                                                       38,222,744
--Net (Notes 1b,      Foreign currency transactions--net                                            434       38,223,178
1c, 1e & 3):                                                                              -------------    -------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     82,490,105
                                                                                                           -------------
                    Net Increase in Net Assets Resulting from Operations                                   $  87,682,170
                                                                                                           =============


                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                            For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment income (loss)--net                                         $   5,192,065    $    (357,218)
                    Realized gain on investments and foreign currency
                    transactions--net                                                        44,266,927       68,285,575
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                       38,223,178      (32,799,450)
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                     87,682,170       35,128,907
                                                                                          -------------    -------------


Dividends &         Investment income--net:
Distributions to      Class A                                                                (2,215,404)              --
Shareholders          Class B                                                                  (555,940)              --
(Note 1g):            Class C                                                                   (10,793)              --
                      Class D                                                                   (75,226)              --
                    Realized gain on investments--net:
                      Class A                                                               (27,461,298)     (25,246,227)
                      Class B                                                               (39,292,892)     (25,925,825)
                      Class C                                                                   (85,233)              --
                      Class D                                                                  (474,000)              --
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (70,170,786)     (51,172,052)
                                                                                          -------------    -------------


Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                            113,809,555      226,499,203
(Note 4):                                                                                 -------------    -------------

Net Assets:         Total increase in net assets                                            131,320,939      210,456,058
                    Beginning of year                                                       617,985,442      407,529,384
                                                                                          -------------    -------------
                    End of year*                                                          $ 749,306,381    $ 617,985,442
                                                                                          =============    =============

                   *Undistributed (accumulated) investment income
                    (loss)--net (Note 1h)                                                 $   2,926,373    $    (39,695)
                                                                                          =============    =============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                     Class A
                                                                                   For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 1995++     1994      1993      1992        1991
Per Share           Net asset value, beginning of year                $  13.31   $  13.75  $  11.40  $  11.13   $  12.37
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .17        .03       .02       .06        .23
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                     1.47       1.18      3.06      1.34        .55
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.64       1.21      3.08      1.40        .78
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.11)        --      (.03)     (.09)      (.40)
                      Realized gain on investments--net                  (1.40)     (1.65)     (.70)    (1.04)     (1.62)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.51)     (1.65)     (.73)    (1.13)     (2.02)
                                                                      --------   --------  --------  --------   --------
                    Net asset  value, end of year                     $  13.44   $  13.31  $  13.75  $  11.40   $  11.13
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  13.91%      9.36%    28.96%    14.54%     10.35%
Return:*                                                              ========   ========  ========  ========   ========



Ratios to           Expenses                                             1.31%      1.22%     1.25%     1.35%      1.42%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Investment income--net                               1.40%       .48%      .28%      .60%      2.22%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of year (in thousands)            $286,258   $255,856  $197,995  $140,323   $132,623
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  70.36%     63.95%    67.57%    79.68%     72.12%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the year.


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                                       Class B
                                                                                  For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 1995++     1994++     1993      1992       1991
Per Share           Net asset value, beginning of year                $  13.02   $  13.46  $  11.25  $  11.04   $  12.26
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                          .04       (.07)     (.02)     (.05)       .11
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                     1.45       1.11      2.93      1.33        .56
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.49       1.04      2.91      1.28        .67
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.02)        --        --      (.03)      (.27)
                      Realized gain on investments--net                  (1.37)     (1.48)     (.70)    (1.04)     (1.62)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.39)     (1.48)     (.70)    (1.07)     (1.89)
                                                                      --------   --------  --------  --------   --------
                    Net asset  value, end of year                     $  13.12   $  13.02  $  13.46  $  11.25   $  11.04
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  12.83%      8.21%    27.66%    13.35%      9.14%
Return:*                                                              ========   ========  ========  ========   ========



Ratios to Average   Expenses, excluding account maintenance and
Net Assets:         distribution fees                                    1.34%      1.24%     1.27%     1.37%      1.45%
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             2.34%      2.24%     2.27%     2.37%      2.45%
                                                                      ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .37%      (.51%)    (.73%)    (.46%)     1.19%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of year (in thousands)            $414,886   $362,129  $209,534  $104,313   $ 79,848
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  70.36%     63.95%    67.57%    79.68%     72.12%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the year.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
The following per share data and ratios have been derived                                        For the Period
from information provided in the financial statements.                                       October 21, 1994++ to
                                                                                                July 31, 1995++++
Increase (Decrease) in Net Asset Value:                                                     Class C          Class D
Per Share           Net asset value, beginning of period                                  $       12.31    $       12.57
Operating                                                                                 -------------    -------------
Performance:        Investment income--net                                                          .03              .11
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                                             1.21             1.25
                                                                                          -------------    -------------
                    Total from investment operations                                               1.24             1.36
                                                                                          -------------    -------------
                    Less dividends and distributions:
                      Investment income--net                                                       (.05)            (.07)
                      Realized gain on investments--net                                            (.43)            (.43)
                                                                                          -------------    -------------
                    Total dividends and distributions                                              (.48)            (.50)
                                                                                          -------------    -------------
                    Net asset value, end of period                                        $       13.07    $       13.43
                                                                                          =============    =============


Total Investment    Based on net asset value per share                                           10.99%+++        11.72%+++
Return:**                                                                                 =============    =============



Ratios to Average   Expenses, excluding account maintenance and distribution fees                 1.39%*           1.35%*
Net Assets:                                                                               =============    =============
                    Expenses                                                                      2.39%*           1.60%*
                                                                                          =============    =============
                    Investment income--net                                                         .34%*           1.11%*
                                                                                          =============    =============


Supplemental        Net assets, end of period (in thousands)                              $      11,775    $      36,388
Data:                                                                                     =============    =============
                    Portfolio turnover                                                           70.36%           70.36%
                                                                                          =============    =============

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.



                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Phoenix Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain differences between undistributed net realized capital gains for financial reporting purposes, if permanent, be reclassified to undistributed net investment income. Accordingly, current year's permanent book/tax differences of $631,366 have been reclassified from undistributed net realized capital gains to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (ML & Co.), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rates: 1.00% of average daily net assets not exceeding $500 million; 0.95% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.90% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account     Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                               $12,173       $196,223
Class D                               $ 9,543       $153,567


For the year ended July 31, 1995, MLPF&S received contingent deferred sales charges of $594,796 and $3,586 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $27,831 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 1995.


NOTES TO FINANCIAL STATEMENTS (concluded)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1995 were $466,215,722 and $408,634,885, respectively.

Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:


                                   Realized
                                    Gains         Unrealized
                                   (Losses)         Gains

Long-term investments            $ 44,288,326   $ 49,678,608
Foreign currency
transactions                          (21,399)            --
                                 ------------   ------------
Total                            $ 44,266,927   $ 49,678,608
                                 ============   ============


As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $48,906,031, of which $100,819,155 related to appreciated securities and $51,913,124 related to depreciated securities. At July 31, 1995, the aggregate cost of investments for Federal income tax purposes was $695,260,577.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $113,809,555 and $226,499,203 for the years ended July 31, 1995 and July 31, 1994, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                        Dollar
Ended July 31, 1995                  Shares        Amount

Shares sold                         4,773,327   $ 58,642,097
Shares issued to share-
holders in reinvestment
of dividends and
distributions                       2,149,438     25,931,896
                                  -----------   ------------
Total issued                        6,922,765     84,573,993
Shares redeemed                    (4,852,599)   (59,460,110)
                                  -----------   ------------
Net increase                        2,070,166   $ 25,113,883
                                  ===========   ============



Class A Shares for the Year                        Dollar
Ended July 31, 1994                  Shares        Amount

Shares sold                         6,651,189   $ 90,076,079
Shares issued to share-
holders in reinvestment
of distributions                    1,642,482     21,483,664
                                  -----------   ------------
Total issued                        8,293,671    111,559,743
Shares redeemed                    (3,468,349)   (46,773,252)
                                  -----------   ------------
Net increase                        4,825,322   $ 64,786,491
                                  ===========   ============

Class B Shares for the Year                        Dollar
Ended July 31, 1995                  Shares        Amount

Shares sold                        11,220,799   $134,103,392
Shares issued to share-
holders in reinvestment
of dividends and
distributions                       3,047,645     36,160,407
                                  -----------   ------------
Total issued                       14,268,444    170,263,799
Shares redeemed                    (9,792,351)  (116,499,330)
Automatic conversion of
shares                               (653,362)    (7,789,181)
                                  -----------   ------------
Net increase                        3,822,731   $ 45,975,288
                                  ===========   ============



Class B Shares for the Year                        Dollar
Ended July 31, 1994                  Shares        Amount

Shares sold                        14,799,015   $196,220,427
Shares issued to share-
holders in reinvestment
of distributions                    1,819,145     23,320,070
                                  -----------   ------------
Total issued                       16,618,160    219,540,497
Shares redeemed                    (4,382,742)   (57,827,785)
                                  -----------   ------------
Net increase                       12,235,418   $161,712,712
                                  ===========   ============




Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                         1,061,529   $ 12,324,849
Shares issued to share-
holders in reinvestment
of dividends and
distributions                           7,661         82,125
                                  -----------   ------------
Total issued                        1,069,190     12,406,974
Shares redeemed                      (168,352)    (1,968,329)
                                  -----------   ------------
Net increase                          900,838   $ 10,438,645
                                  ===========   ============

[FN]
++Commencement of Operations.

Class D Shares for the Period                      Dollar
Oct. 21, 1994++ to July 31, 1995      Shares       Amount

Shares sold                         2,465,488   $ 29,295,539
Automatic conversion of
shares                                639,176      7,789,181
Shares issued to share-
holders in reinvestment
of dividends and
distributions                          47,191        517,217
                                  -----------   ------------
Total issued                        3,151,855     37,601,937
Shares redeemed                      (442,308)    (5,320,198)
                                  -----------   ------------
Net increase                        2,709,547   $ 32,281,739
                                  ===========   ============

[FN]
++Commencement of Operations.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Phoenix Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Phoenix Fund, Inc. as of July 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Phoenix Fund, Inc. as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 6, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Phoenix Fund, Inc. during the fiscal year ended July 31, 1995:


                                                 Qualifying  Non-Qualifying   Total     Long-Term
                         Record      Payable      Ordinary      Ordinary     Ordinary    Capital
                          Date         Date        Income*       Income       Income      Gains
Class A Shares:          9/06/94       9/14/94    $.053966      $.533572     $.587538    $.415182
                        12/14/94      12/22/94    $.038638      $.151175     $.189813    $.313832

Class B Shares:          9/06/94       9/14/94    $.047783      $.472444     $.520227    $.415182
                        12/14/94      12/22/94    $.027762      $.108620     $.136382    $.313832

Class C Shares:         12/14/94      12/22/94    $.035102      $.137338     $.172440    $.313832

Class D Shares:         12/14/94      12/22/94    $.037920      $.148365     $.186285    $.313832

*Qualifies for the dividends received deduction for corporations.

 Please retain this information for your records.



PORTFOLIO INFORMATION

For the Quarter Ended July 31, 1995

                                    Percent of
Ten Largest Holdings                Net Assets

Student Loan Marketing Association       3.6%
Tandem Computers, Inc.                   3.0
Computervision Corporation               2.8
ADT Limited (ADR)*                       2.6
USX Corp.--Marathon Group, Inc.          2.6
Reliance Group Holdings, Inc.            2.5
Price/Costco, Inc.                       2.4
Woolworth Corp.                          2.3
Anacomp, Inc.*                           2.2
The Limited, Inc.                        1.9


                                    Percent of
Five Largest Industries             Net Assets

Retail                                  12.1%
Computers & Peripherals                  7.1
Banking & Financial                      7.0
Health Care                              6.2
Leisure & Entertainment                  6.0


                                    Percent of
Asset Mix                           Net Assets

Stocks                                  76.6%
Bonds                                   14.9
Cash & Cash Equivalents                  8.5

*Includes common stock, notes and warrants.


Additions

Stocks
California Federal Bank, FSB
 Goodwill Certificates
Corning Inc.
Cyrix Corp.
First City Financial Corp., Non-
 Convertible Preferred Stock
Freeport McMoRan, Inc.
 (Class B)
Gaylord Container Corp.
Roosevelt Financial Group Inc.
Rowan Companies, Inc.
Tandem Computers, Inc.
Total Petroleum
(North America) Ltd.

Bonds
Anacomp, Inc., Senior Subordi-
 nated Notes, 15.00% due
 11/01/2000
The Bibb Company, Senior
 Subordinated Notes, 13.875%
 due 8/01/1999
The Bibb Company, Senior
 Subordinated Notes, 14.00%
 due 10/01/1999
Live Entertainment Inc.,
 5.00% Convertible Preferred
 (Series B)
Live Entertainment Inc.,
 Senior Subordinated Notes,
 12.00% due 3/23/1999
San Jacinto Holdings Inc.,
 Senior Subordinated Notes,
 8.00% due 12/31/2000


Deletions

Stocks
Applied Immune Sciences, Inc.
Continental Airlines, Inc.
 (Class A)
Continental Airlines, Inc.
 (Class B)
Countrywide Credit
 Industries, Inc.
Fingerhut Companies, Inc.
First City Bancorp., Convertible
 Preferred Stock (Series B)
Goodman Fielder Wattie, Ltd.
Laidlaw, Inc. (Non-Voting)
 (Class B) (ADR)
National Auto Credit, Inc.
Niagara Mohawk Power
 Corporation
Storage Technology Corporation
Tambrands, Inc.
Telemundo Group, Inc.
 (Class A)
Telemundo Group, Inc.
 (Class B)

Bonds
Computervision Corporation,
 Senior Subordinated Notes,
 11.375% due 8/15/1999
Evergreen International Avia-
 tion, Senior Notes, 13.50% due
 8/15/2002
Telemundo Group, Inc., Senior
 Notes, 10.25% due 12/30/2001
Trump Plaza Funding Inc.,
 10.875% due 6/15/2001




